UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 24, 2017
GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 South Jefferson Avenue
Mount Pleasant, Texas 75455
(Address of principal executive offices) (Zip code)
(903) 572 - 9881
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.
On August 24, 2017, Guaranty Bancshares, Inc., the parent company of Guaranty Bank & Trust, N.A. (the “Bank”), issued a press release announcing the Bank’s expansion into the Austin market.
A copy of the press release announcing the opening of the Bank's Austin location is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following is furnished as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release dated August 24, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: August 24, 2017
GUARANTY BANCSHARES, INC.
By:     /s/ Tyson T. Abston
Tyson T. Abston
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release dated August 24, 2017